                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2000
                                                         -----------------

                               Dime Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  001-13094                    11-3197414
          --------                  ---------                    ----------
(State or Other Jurisdiction)      (Commission                 (IRS Employer
                                   File Number)              Identification No.)

            589 Fifth Avenue
          New York, New York                                       10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 326-6170
                                                           --------------

                                 Not applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

                On February 29, 2000, Dime Bancorp, Inc. (the "Registrant") issued the following press release:

                                                Contact:      Dime
                                                              Franklin L. Wright
                                                              (212) 326-6170

February 29, 2000
00/3

FOR IMMEDIATE RELEASE

              DIME BANCORP, INC. RESCINDS STOCK REPURCHASE PROGRAM

        New York, NY -- February 29, 2000 -- Dime Bancorp, Inc. (NYSE:DME) announced that its Board of Directors rescinded its program to repurchase up to five percent (5%), or approximately 5.6 million, of its outstanding common shares. The program was authorized in September 1998, and approximately 4.2 million shares of common stock were repurchased pursuant to it.

        The action is consistent with the pooling-of-interests accounting rules which are planned to be utilized in Dime's previously-announced merger of equals with Hudson United Bancorp (NYSE:HU). The merger, which is subject to stockholder and regulatory approvals, is planned to close in the first quarter of 2000.

        At December 31, 1999, Dime had assets of $23.9 billion and deposits of $14.3 billion. Its principal subsidiary, The Dime Savings Bank of New York, FSB (www.dime.com), is a regional bank serving consumers and businesses through 127 branches located throughout the greater New York City metropolitan area. Directly, and through its mortgage banking subsidiary, North American Mortgage (www.namc.com), Dime also provides consumer loans, insurance products and mortgage banking services throughout the United States.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b)       Not applicable.

      (c)       Exhibits Required by Item 601 of Regulation S-K

                None

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              DIME BANCORP, INC.

                                              By: /s/ Anthony R. Burriesci
                                                  ------------------------------
                                                  Anthony R. Burriesci
                                                  Chief Financial Officer

Date: February 29, 2000